Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fox Corporation on Form 10-K for the fiscal year ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of Fox Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fox Corporation.

August 10, 2020

By:	/s/ Lachlan K. Murdoch
Lachlan K. Murdoch
Chief Executive Officer

By:	/s/ Steven Tomsic
Steven Tomsic
Chief Financial Officer